Balances and transactions with related parties	12 Months Ended
Dec. 31, 2017
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Balances and transactions with related parties
28.	Balances and transactions with related parties

Customer accounts in the amount of 97 as of December 31, 2017 (December 31, 2016 – 27) comprise of cash held at bank account by related parties, including key management personnel and the companies under their control or control of their close family members.

Benefits of key management and Board of Directors generally comprise of short-term benefits and share-based payments during the year ended December 31, 2017 and amounted to 137 (136 – for the year 2016, 142 – for the year 2015)

As of December 31, 2016 some of the overdraft facilities were guaranteed by the Group’s CEO. There are no such overdraft facilities as of December 31, 2017.